EXHIBIT 10.9(A)



                                                             December 28, 1993

                          FORT HOWARD CORPORATION
                          MANAGEMENT EQUITY PLAN



          The Management Investors Committee of the Fort Howard Corporation Management Equity Plan (the "Plan") hereby amends, effective as of December 28, 1993, the provisions of the Plan as follows:

          1. Section 1.2 is amended by deleting the definition of "Retirement" and by substituting the following therefor:

                    ""Retirement" means, with respect to any
               Management Investor, such Management Investor's retirement from employment with the Company (or any of its subsidiaries) at an age of not less than 55 years."

          2. Section 8.1(b) is amended by deleting the last sentence thereof and by substituting the following therefor:

               "As used herein, "Management Investors Committee" means the Chief Executive Officer and the Vice
               Chairman/Chief Financial Officer of the Company."



                                        /s/ Donald H. DeMeuse
                                        ----------------------
                                        Donald H. DeMeuse



                                        /s/ Kathleen J. Hempel
                                        ----------------------
                                        Kathleen J. Hempel


Agreed:

FORT HOWARD CORPORATION


By:    /s/ James W. Nellen II
       ----------------------
Name:  James W. Nellen II
       Title: Vice President



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